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                                                                 Exhibit 10.5



                                 PARENT GUARANTY


         THIS PARENT GUARANTY (this "Guaranty") is made as of the 18th day of December, 2000 by Daisytek International Corporation, a Delaware corporation (the "Guarantor") in favor of the Agent, for the benefit of the Lenders and the LC Issuer, under the Credit Agreement referred to below.


                                   WITNESSETH:

         WHEREAS, Daisytek, Incorporated, a Delaware corporation (the "Principal") and Bank One, Texas, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent (the "Agent"), the LC Issuer and certain other Lenders from time to time party thereto have entered into a certain Credit Agreement dated as of even date herewith (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders and the LC Issuer to the Principal;

         WHEREAS, it is a condition precedent to the Agent, LC Issuer and the Lenders executing the Credit Agreement that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due, of all Guaranteed Obligations, as defined below; and

         WHEREAS, in order to induce the Lenders, the LC Issuer and the Agent to enter into the Credit Agreement, and the Lenders and their Affiliates to enter into one or more Rate Management Transactions with the Principal, and because the Guarantor has determined that executing this Guaranty is in its interest, in furtherance of its business and to its financial benefit, and is necessary to the conduct, promotion and attainment of its business and that of the Principal, the Guarantor is willing to guarantee the obligations of the Principal under the Credit Agreement, any Note, any Rate Management Transaction, and the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.1. Selected Terms Used Herein.

         "Guaranteed Obligations" is defined in Section 3 below.

         SECTION 1.2. Terms in Credit Agreement. Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Credit Agreement.

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         SECTION 2.1. Representations and Warranties. The Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Credit Extension under the Credit Agreement) that:

                  (a) It is a corporation, duly and properly incorporated, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of the State of Delaware and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (c) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its Subsidiaries or (ii) its certificate of incorporation, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Guarantor or any Subsidiary of the Guarantor pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its Subsidiaries, is required to be obtained by it or any of its Subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

         SECTION 2.2. Covenants. The Guarantor covenants that, so long as any Lender or the LC Issuer has any Credit Extension outstanding under the Credit Agreement, any Rate Management Transaction remains in effect or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable or cause the Principal to, fully comply with those covenants and agreements set forth in the Credit Agreement.

         SECTION 3. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and


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performance of the Secured Obligations, including without limitation any such
Secured Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (referred to collectively as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay to the Agent for the benefit of the Lenders, the LC Issuer and, if applicable, their Affiliates, the amount not so paid at the place and in the manner specified in the Credit Agreement, any Note, the Pledge and Security Agreement, any Rate Management Transaction or the relevant Loan Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require any Lender or the LC Issuer to sue the Principal, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

         SECTION 4. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document;

                  (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, the Pledge and Security Agreement, any Rate Management Transaction, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Agent, the LC Issuer, any Lender or any Affiliate of any Lender with respect to any collateral securing all or any part of the Guaranteed Obligations;

                  (iv) any change in the corporate existence, structure or ownership of the Principal or any other guarantor or of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

                  (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Agent, the LC Issuer, any Lender or any other Person, whether in connection herewith or any unrelated transactions;


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                  (vi) any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, the Pledge and Security Agreement, any Rate Management Transaction, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement, the Pledge and Security Agreement, any Note, any Rate Management Transaction or any other Loan Document; or

                  (vii) any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Agent, the LC Issuer, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full, the Commitments under the Credit Agreement shall have terminated or expired and all Rate Management Transactions have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal or any other party under the Credit Agreement, any Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of any of the Guaranteed Obligations, or any other Person.

         SECTION 7. Subrogation. The Guarantor hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Subsidiary Guarantors or any other Person unless and until the Guaranteed Obligations are indefeasibly paid in full, any commitment to lend under the Credit Agreement and any other Loan Documents is terminated and all Rate Management Transactions have terminated or expired.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document shall nonetheless be payable by the Guarantor forthwith on demand by the Agent made at the request of the Required Lenders.


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         SECTION 9. Application of Payments. All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Guaranteed Obligations or of any security interest granted to the Agent in connection with any collateral securing the Guaranteed Obligations;

                  (b) SECOND, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders, the LC Issuer and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c) THIRD, to payment of the principal of the Guaranteed Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Principal to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them; and

                  (d) FOURTH, to payment of any Guaranteed Obligations (other than those listed above) pro rata among those parties to whom such Guaranteed Obligations are due in accordance with the amounts owing to each of them.

         SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth in the Credit Agreement or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Article XIII of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

         SECTION 11. No Waivers. No failure or delay by the Agent, the LC Issuer or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Note, any Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.


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         SECTION 12. No Duty to Advise. The Guarantor assumes all responsibility for being and keeping itself informed of the Principal's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that neither the Agent, the LC Issuer nor any Lender has any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

         SECTION 13. Successors and Assigns. This Guaranty is for the benefit of the Agent, the LC Issuer and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, any Note, any Rate Management Transaction, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its respective successors and permitted assigns.

         SECTION 14. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Agent with the consent of the Required Lenders.

         SECTION 15. Costs of Enforcement. The Guarantor agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' fees and expenses paid or incurred by the Agent, the LC Issuer, any Lender or any Affiliate of any Lender in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Principal, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations.

         SECTION 16. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR AND THE AGENT, THE LC ISSUER, AND THE LENDERS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 17. Taxes. etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or


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withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof (but excluding Excluded Taxes), provided, however, that if the Guarantor is required by law to make such deduction or withholding, the Guarantor shall forthwith (i) pay to the Agent, the LC Issuer or any Lender, as applicable, such additional amount as results in the net amount received by the Agent, the LC Issuer or any Lender, as applicable, equaling the full amount which would have been received by the Agent, the LC Issuer or any Lender, as applicable, had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the Agent, the LC Issuer or any Lender, as applicable, certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

         SECTION 18. Setoff. Without limiting the rights of the Agent, the LC Issuer, or the Lenders under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of a Default or otherwise, then the Guarantor authorizes the Agent, the LC Issuer, and the Lenders to apply any sums standing to the credit of the Guarantor with the Agent, the LC Issuer or any Lender or any Lending Installation of the Agent or any Lender toward the payment of the Guaranteed Obligations.

         SECTION 19. ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


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         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.


DAISYTEK INTERNATIONAL CORPORATION


By: /s/ Ralph Mitchell
    -------------------------------------
Name:    Ralph Mitchell
Title:   Executive Vice President-Finance


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